UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2011

Commission file number 000-04689

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On May 12, 2011, Pentair, Inc. (the “Company”) completed its previously announced acquisition of all of the issued and outstanding shares (the “Shares”) in the capital of Norit Proces Technologie Holding B.V. (the “Target”) from Norit Holding B.V. (the “Seller”).  The acquisition was effected pursuant to the terms of an Agreement, dated as of April 2, 2011, among the Seller, the Target, Pentair Netherlands B.V., a subsidiary of the Company (“Pentair Netherlands”), and the Company (the “Agreement”).  Pursuant to the Agreement, (i) Pentair Netherlands acquired the Shares from the Seller for a purchase price of €502.8 million, and (ii) the Company agreed to guarantee the performance of the obligations of Pentair Netherlands’ under the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.  There are warranties contained in the Agreement which were made by the parties to each other as of specific dates.  The assertions embodied in these warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms.  Moreover, certain warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts.  Therefore, you should not rely on the warranties contained in the Agreement as statements of factual information.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is filed as part of the information under Item 2.01 of this Current Report on Form 8-K:

	Exhibit	Description

2.1

Agreement, dated April 2, 2011, among Norit Holding B.V., Norit Process Technologie Holding B.V., Pentair Netherlands B.V. and Pentair, Inc. (Incorporated by reference to Exhibit 2.1 contained in Pentair’s Current Report on Form 8-K dated April 4, 2011).*

* Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K.  Pentair, Inc. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 12, 2011.

PENTAIR, INC.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated May 12, 2011

Exhibit Number	Description

2.1

Agreement, dated April 2, 2011, among Norit Holding B.V., Norit Process Technologie Holding B.V., Pentair Netherlands B.V. and Pentair, Inc. (Incorporated by reference to Exhibit 2.1 contained in Pentair’s Current Report on Form 8-K dated April 4, 2011).*

* Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K.  Pentair, Inc. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.